GECMC 2005-C1 - New Issue    $1.674Bln Fixed Rate Conduit CMBS

GE Commercial Mortgage Corporation Pass-Through Certicates Series 2005-C1

Launch/Price: End of this week       Settlement: 17- Feb

             Ratings          Class       WAL     Principal    Sub        Price
Class   (S&P/ Fitch/DBRS)    Size (1)    (yrs)     Window     Levels     Guidance   Status
-------------------------------------------------------------------------------------------
A-1        AAA/AAA/AAA         75.8       2.61        1-57    20.000%    s+10-11    SUBJECT
A-2        AAA/AAA/AAA        419.3       4.86       57-60    20.000%    s+13-14     1.3X
A-3        AAA/AAA/AAA        155.0       6.61       70-83    20.000%    s+22-23    SUBJECT
A-4        AAA/AAA/AAA         36.8       8.66     103-107    20.000%    s+24-25     2.0x
A-AB       AAA/AAA/AAA         48.2       7.32      60-113    20.000%    s+20-21     2.3x
A-5        AAA/AAA/AAA        457.9       9.81     113-119    20.000%    s+21-22     1.1x
A-1A       AAA/AAA/AAA        146.4       7.22       1-119    20.000%    NO LONGER AVAILABLE
A-J        AAA/AAA/AAA        110.9       9.90     119-119    13.375%    s+26-27     1.4x
B            AA/AA/AA          41.9       9.90     119-119    10.875%    s+29area    2.2x
C          AA-/AA-/AA(Low)     16.7       9.95     119-120     9.875%    s+31area    1.9x
D             A/A/A            27.2       9.98     120-120     8.250%    s+39area    1.1x
E           A-/A-/A(low)       14.6       9.98     120-120     7.375%    s+50area    1.6x
XP         AAA/AAA/AAA      1,624.7                                      T+40area   SUBJECT

(1) The balances of the Certificates are approximate

Bookrunners:     Deutsche Bank/Banc of America
Co-Managers:     JPMorgan/Citigroup/Merrill - Retention: 10mm A-2s and
                 20mm A-5s
Rating Agencies: S&P/Fitch/DBRS

Collateral Highlights:                             Preliminary Schedule:
- Loan Sellers: GECC (54%), GACC (26%), BOA (20%)  ---------------------
- Top 10 loans: 36.6% of Initial Pool Balance      Term Sheet - Fri, Jan 28
- 130 Loans / 141 Properties                       Red        - Fri, Jan 28
- 71.2% LTV / 63.7% Balloon LTV                    Roadshow   - See Below
- 1.52x DSCR                                       Pricing    - On or about 2/4
                                                   Closing    - Thur, 2/17

Property Types:         State Concentrations:
--------------          --------------------
  RT  34%                    CA  18%
  OF  31%                    IL   9%
  MF  20%                    NY   9%
  SS   8%                    VA   6%
  HT   4%                    MI   6%
  IN   2%                    FL   6%
  (MF includes 1% MHP)       WA   6%
                             (All other concentrations are less than 5%)

Roadshow Schedule:
------------------
Friday, Jan 28 - 8.30 Hartford (Goodwin Hotel) / 12.30 Boston (DB Office) Monday, Jan 31 - 8.30 Minneapolis (Grand Hotel)
Monday, Jan 31 - 12.30 NY Roadshow DB Offices (345 Park Ave) / NY Meetings Tuesday, Feb 1 - 2.00 Investor Call / NY Meetings
Weds,    Feb  2 - NY Meetings



DISCLAIMER: This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Copies of the final Prospectus and Prospectus Supplement may be obtained from Scott Waynebern/Heath Forusz at Deutsche Bank Securities Inc, 60 Wall Street, 212-250-5149 or Geordie Walker/Chris Springer at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, 704-388-1597. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank Securities Inc., Banc of America Securities, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
This has been prepared solely for informational purposes. It is not an offer, recommendation or solicitation to buy or sell, nor is it an official confirmation of terms. It is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete or that any returns indicated will be achieved. Changes to assumptions may have a material impact on any returns detailed. Past performance is not indicative of future returns. Price and availability are subject to change without notice. Additional information is available upon request.